UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

REAL ESTATE CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54845	59-3800845
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8955 U.S. Highway 301 N., No. 192 Parrish, Florida		34219
(address of principal executive offices)		(zip code)

(724) 656-8886
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 15, 2016, Amended and Restated Articles of Incorporation became effective.  The Board of Directors recommended and the majority shareholder (holding 61% of the voting shares) voted in favor of amending and restating the Articles of Incorporation to designate the voting privileges, preferences, limitations, and relative rights of the Company’s Preferred Stock titled as Series A.  They were effective on August 15, 2016.  Pursuant to the Articles, no shareholder vote was required for this designation.  A Preliminary Schedule 14C Information Statement was filed with the SEC on July 26, 2016.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
3.1r	Amended and Restated Articles of Incorporation Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE CONTACTS, INC.

August 19, 2016	/s/ Robert DeAngelis
Robert DeAngelis
Chief Executive Officer

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